                           DOUBLECLICK SCANDINAVIA AB
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of PricewaterhouseCoopers, Independent Accountants                 1
Consolidated Statement of Operations for the period from
   1 January 1999 to 29 December 1999                                     2
Consolidated Balance Sheet as of 29 December 1999                         3
Consolidated Statement of Cash Flows for the period from
   1 January 1999 to 29 December 1999                                     5
Notes to the Consolidated Financial Statements                            6

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
   DOUBLECLICK SCANDINAVIA AB

We have audited the accompanying consolidated balance sheet of DoubleClick Scandinavia AB and its subsidiaries as of 29 December 1999, and the related consolidated statement of operations and of cash flows for the period from 1 January 1999 to 29 December 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DoubleClick Scandinavia AB and its subsidiaries at 29 December 1999, and the results of their operations and their cash flows for the period from 1 January 1999 to 29 December 1999, in conformity with accounting standards generally accepted in Sweden.

PRICEWATERHOUSECOOPERS

Stockholm, Sweden
7 MARCH  2000

DOUBLECLICK SCANDINAVIA AB
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM 1 JANUARY TO 29 DECEMBER 1999
(IN THOUSANDS OF SEK)
--------------------------------------------------------------------------------

OPERATING INCOME
Net revenues - Note 2                                                    64,689
Cost of revenues                                                        (44,615)
                                                                 --------------
GROSS PROFIT                                                             20,074

OPERATING EXPENSES
Other external costs                                                    (10,435)
Personnel costs - Note 3                                                (22,578)
Depreciation and write-downs of tangible fixed assets                      (801)
Other operating expenses                                                   (467)
                                                                 --------------
LOSS FROM OPERATIONS                                                    (14,207)

RESULT FROM FINANCIAL INVESTMENTS
Interest income and similar profit/loss items                               356
Other expenses and similar profit/loss items                               (242)
Other financial income                                                       18
                                                                 --------------

LOSS AFTER FINANCIAL ITEMS                                              (14,075)

--------------------------------------------------------------------------------
LOSS FOR THE YEAR                                                       (14,075)
--------------------------------------------------------------------------------

              The accompanying notes are an integral part of these
                       consolidated financial statements.

DOUBLECLICK SCANDINAVIA AB
CONSOLIDATED BALANCE SHEET
29 DECEMBER 1999
(IN THOUSANDS OF SEK)
--------------------------------------------------------------------------------

ASSETS

TANGIBLE FIXED ASSETS
Equipment, tools, fixtures and fittings - Note 5                           1,961
                                                               -----------------
TOTAL FIXED ASSETS                                                         1,961

CURRENT ASSETS
CURRENT RECEIVABLES
Accounts receivable - trade                                               17,552
Other receivables                                                            116
Prepaid expenses and accrued income - Note 7                                 550
                                                               -----------------
TOTAL CURRENT RECEIVABLES                                                 18,218

CASH AND BANK BALANCES                                                    20,047

TOTAL CURRENT ASSETS                                                      38,265

--------------------------------------------------------------------------------
TOTAL ASSETS                                                              40,226
--------------------------------------------------------------------------------


              The accompanying notes are an integral part of these
                       consolidated financial statements.

DOUBLECLICK SCANDINAVIA AB
CONSOLIDATED BALANCE SHEET
29 DECEMBER 1999
(IN THOUSANDS OF SEK)
--------------------------------------------------------------------------------

EQUITY AND LIABILITIES

EQUITY - Note 8
RESTRICTED EQUITY
Share capital (821,000 shares of par value 2 SEK each)                  1,642
Other restricted reserves                                              13,907

NON-RESTRICTED EQUITY / ACCUMULATED DEFICIT
Loss brought forward                                                  (12,589)
Loss for the period ended 29 December 1999                            (14,075)
                                                             -------------------

TOTAL EQUITY                                                          (11,115)

CURRENT LIABILITIES
Advance payments from customers                                        12,636
Accounts payable - trade                                                7,405
Liability to DoubleClick Inc.                                           8,438
Loan from minority shareholders                                           734
Other liabilities                                                       5,111
Accrued expenses - Note 10                                             17,017
                                                             -------------------
TOTAL CURRENT LIABILITIES                                              51,341

--------------------------------------------------------------------------------
TOTAL EQUITY AND LIABILITIES                                           40,226
--------------------------------------------------------------------------------


PLEDGED ASSETS AND CONTINGENT LIABILITIES

PLEDGED ASSETS                                                     None

CONTINGENT LIABILITIES                                             None




              The accompanying notes are an integral part of these
                       consolidated financial statements.

DOUBLECLICK SCANDINAVIA AB
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM 1 JANUARY TO 29 DECEMBER 1999
(IN THOUSANDS OF SEK)
--------------------------------------------------------------------------------

OPERATING ACTIVITIES
Loss after financial items                                                                            (14,075)
Adjustments to reconcile net loss to cash used in operating  activities
    Depreciation                                                                                          801
    Interest income                                                                                      (356)
    Interest expense                                                                                      242
    Translation difference                                                                               (460)
                                                                                               -----------------
                                                                                                      (13,848)
    Interest paid                                                                                        (302)
    Taxes paid                                                                                             (4)
NET CASH FROM OPERATING ACTIVITIES BEFORE ADJUSTMENTS FOR CHANGES IN WORKING CAPITAL                  (14,154)

CHANGES IN WORKING CAPITAL
Increase in accounts receivable - trade                                                               (11,133)
Current operating receivables                                                                             402
Decrease in accounts payable - trade                                                                    7,899
Current operating liabilities                                                                          27,248
                                                                                               -----------------
NET CASH FROM OPERATING ACTIVITIES                                                                     10,262

INVESTING ACTIVITIES
Purchases of tangible assets - Note 5                                                                  (1,325)
Interest received                                                                                         356
                                                                                               -----------------
NET CASH USED IN INVESTING ACTIVITIES                                                                    (969)

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                               9,293
Cash and cash equivalents at the beginning of the year                                                 10,754
----------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT 29 DECEMBER 1999                                                          20,047
----------------------------------------------------------------------------------------------------------------



              The accompanying notes are an integral part of these
                       consolidated financial statements.

DOUBLECLICK SCANDINAVIA AB
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS
DoubleClick Scandinavia AB and its subsidiaries (the "Company") provides comprehensive interactive advertising solutions to advertisers, ad agencies and Web publishers.

BASIS OF  PRESENTATION
On 29 December 1999 the Company was acquired by DoubleClick Inc. in a business combination accounted for using the purchase method. In the transaction, the shares of DoubleClick Scandinavia AB not owned by DoubleClick were exchanged for an aggregate of approximately 862,000 shares of DoubleClick Inc. common stock. Additional shares of common stock are contingently issuable in March 2001 and 2002. The maximum value of the contingently issuable shares is approximately USD 60 million.

The results of operations for the period from 29 December 1999 to 31 December 1999 and amounts recorded from the application of the purchase method are not reflected in the accompanying consolidated financial statements as of, and for the period ended 29 December 1999.

ACCOUNTING PRINCIPLES
The accounting principles applied are in accordance with the Swedish Annual Accounts Act, as well as the recommendations and statements from the Swedish Accounting Standard Board, the Swedish Financial Accounting Standard Council and the Swedish Institute of Authorized Public Accountants (FAR).

The accounting principles applied by DoubleClick Scandinavia AB are substantially the same as those provided by accounting principles generally accepted in the United States and therefore there are no reconciling items to these financial statements.

The following valuation and recalculation principles were applied to the financial statements:

CONSOLIDATED FINANCIAL STATEMENTS
Subsidiaries, which are those companies in which the Company, directly or indirectly, has an interest of more than one half of the voting rights or otherwise has power to exercise control over the operations, have been consolidated. Subsidiaries are consolidated from the date on which effective control is transferred to the group and are no longer consolidated from the date of disposal. All intercompany transactions, balances and unrealized surplus and deficits on transactions between group companies have been eliminated. Where necessary, accounting policies for subsidiaries have been changed to ensure consistency with the policies adopted by the Company.

REVENUE RECOGNITION
Revenues are derived primarily from the sale and delivery of advertising impressions through third-party Web sites within the DoubleClick Scandinavia AB network (the "network"). Revenues are recognized in the period the advertising impressions are delivered provided collection of the resulting receivable is reasonably assured.

The Company becomes obligated to make payments to third-party Web sites, which have contracted with the Company to be part of the network in the period the advertising impressions are delivered. Such expenses are classified as cost of revenues in the consolidated statement of operations.

DOUBLECLICK SCANDINAVIA AB
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


RECEIVABLES
Trade receivables are carried at anticipated realizable value. An estimate is made for doubtful receivables based on a review of all outstanding amounts at 29 December 1999. Bad debts are written off during the year in which they are identified.

FOREIGN CURRENCIES
Income statements of foreign entities are translated into the Swedish krona
(SEK), the Company's reporting currency, at average exchange rates for the period and the balance sheet is translated at the exchange rates ruling on 29 December 1999. Exchange differences arising from the retranslation of the net investment in foreign subsidiary undertakings are taken to translation reserve in shareholders' equity.

Foreign currency transactions are accounted for at the exchange rates prevailing at the date of the transactions; gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies, are recognized in the statement of operations. Such balances are translated at period-end exchange rates.

INCOME TAXES
The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and to operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in results of operations in the period that includes the enactment date. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, realization is not assured.

FIXED ASSETS
All fixed assets are initially recorded at cost. Depreciation is calculated on the straight-line method to write off the cost of each assets, or the revalued amounts, to their residual values over their estimated useful life as follows:

Equipment, tools, fixtures and fittings           3 years

CASH AND CASH EQUIVALENTS
For the purposes of the cash flow statement, cash and cash equivalents comprise cash in hand and deposits held at call with banks.

DOUBLECLICK SCANDINAVIA AB
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 2 - NET REVENUES                                                                        1999
                                                                                             kSEK

NET SALES IN NORDIC REGION                                                                 64,689

The directors have decided that the Company does not have any separately reportable segments.

NOTE 3 - PERSONNEL COSTS                                                                     1999
                                                                                             kSEK

Salary and social security costs                                                           21,168
Other personnel costs                                                                       1,410
                                                                                  ----------------
TOTAL                                                                                      22,578

1) AVERAGE NUMBER OF EMPLOYEES                                 TOTAL EMPLOYEES     OF WHICH MEN

TOTAL                                                                         51              59%


2) SALARIES, OTHER REMUNERATION AND SOCIAL SECURITY COSTS

                                                                             1999
                                                                             kSEK
                                                                  SALARIES AND     SOCIAL SECURITY
                                                                         OTHER     COSTS (OF WHICH
                                                                  REMUNERATION      PENSION COSTS)

TOTAL                                                                   16 956               4,212
                                                                                           (1,402)


3) SALARIES AND OTHER REMUNERATION SPLIT BETWEEN THE BOARD OF DIRECTORS (INCLUDING THE MANAGING DIRECTOR) AND OTHER EMPLOYEES


                                                                              1999
                                                                              kSEK
                                                             ---------------------------------------
                                                              BOARD OF DIRECTORS
                                                                AND MD (OF WHICH    OTHER EMPLOYEES
                                                                      BONUS ETC)

TOTAL                                                                      3 859             13,097
                                                                            (10)



kSEK 402 of the Company's pension costs refer to the Board and the Managing Director.

DOUBLECLICK SCANDINAVIA AB
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 4 - TAXATION                                                                              1999
                                                                                               kSEK

All group companies have accumulated deficits and their losses carried forward are shown below:
DoubleClick Scandinavia AB                                                                    6,515
DoubleClick Denmark A/S                                                                       4,858
DoubleClick Norway AS                                                                         5,555
DoubleClick D.A.R.T. Online Advertising AB                                                    5,168
                                                                                  ------------------
TOTAL                                                                                        22,096


No income tax has been provided during the period as the Company has no taxable profit. As of 29 December 1999, the Company had unutilized tax losses of approximately kSEK 22,096 available to offset against future taxable income.

In Norway the losses carried forward must be used within ten years.

In Denmark the losses carried forward must be used within five years.

In Finland the losses carried forward must be used within ten years. As a result of the change in ownership an application must be filed with tax authorities and be approved to be able to use the Finnish loss carry forward.

NOTE 5 - TANGIBLE FIXED ASSETS                                                          1999
                                                                                        kSEK
EQUIPMENT, TOOLS, FIXTURES AND INSTALLATIONS

ACQUISITION VALUE

Acquisition value opening balance                                                       1,819
Purchases (including cost of improvements)                                              1,325
Sales/disposals                                                                           (86)
Reclassification                                                                          (78)
                                                                                  ------------------
ACCUMULATED ACQUISITION VALUE CLOSING BALANCE                                           2,980

ACCUMULATED DEPRECIATION ACCORDING TO PLAN

Depreciation opening balance                                                             (298)
Depreciation according to plan for the year                                              (751)
Sales/disposals                                                                            27
Reclassifications                                                                           3
                                                                                  ------------------
ACCUMULATED DEPRECIATION ACCORDING TO PLAN CLOSING BALANCE                             (1,019)
                                                                                  ------------------

NET BOOK VALUE ACCORDING TO PLAN CLOSING BALANCE                                        1,961


During the period the Company acquired equipment with an aggregated cost of kSEK 1,325. All equipment was paid for in cash.

DOUBLECLICK SCANDINAVIA AB
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 6 - SHARES IN GROUP COMPANIES

SHARES IN THE GROUP COMPANIES


---------------------------------------------------------------------------------------------------------------
NAME OF COMPANIES                       REGISTRATION     REGISTERED           EXTENT OF HOLDING             NET
                                        NUMBER           OFFICE                                          EQUITY
---------------------------------------------------------------------------------------------------------------

                                                                             NUMBER OF     SHARE OF
                                                                                SHARES      CAPITAL
                                                                                               IN %
---------------------------------------------------------------------------------------------------------------
DoubleClick Denmark A/S                 249486           Copenhagen            633,333         63.3    (3,965)
---------------------------------------------------------------------------------------------------------------
DoubleClick D.A.R.T. Online
Advertising AB                          713688           Helsinki                  182         91.0    (4,380)
---------------------------------------------------------------------------------------------------------------
DoubleClick Norway A/S                  97998016         Oslo                    4,550         91.0    (4,970)
---------------------------------------------------------------------------------------------------------------
DoubleClick Sweden AB                   556575-3943      Stockholm              10,000        100.0     1,000
---------------------------------------------------------------------------------------------------------------


During the period the group incorporated a new subsidiary, DC Sweden AB, (100% owned) in amount of MSEK 1 cash to equity.

NOTE 7 - PREPAID EXPENSES AND ACCRUED INCOME

                                                                            1999
                                                                            kSEK
Prepaid rent                                                                 127
Other items                                                                  423
                                                                          ------
TOTAL                                                                        550



NOTE 8 - SHAREHOLDERS' EQUITY


                                                              SHARE   RESTRICTED    NON-RESTRICTED
                                                            CAPITAL     RESERVES         RESERVES
OPENING BALANCE                                               1,642       13,960          (12,074)

Transfers between statutory and non-restricted                               (53)              53
equity

Net profit/loss for the year                                                              (14,075)
Translation difference                                                                       (568)

CLOSING BALANCE                                               1,642       13,907          (26,664)


NOTE 9 - MINORITY INTEREST

As the minority shareholders were not able to undertake the loss incurred in the subsidiaries, the group is committed to cover all the losses. Consequently, the directors considered it was appropriate that the minority shareholders shared the losses up to their equity holding in the subsidiaries and no minority interest is recognized on the balance sheet until the group's effort is recovered by profits generated in the subsidiaries.

DOUBLECLICK SCANDINAVIA AB
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 10 - ACCRUED EXPENSES

                                                                     1999
                                                                     kSEK
Accruals on service costs                                          13,794
Consulting income                                                     199
Accrued salaries and other personnel costs                          1,706
Accrued social security costs                                         513
Other items                                                           805
                                                               ----------------
TOTAL                                                              17,017

NOTE 11 - OPERATING LEASES                                          1999
                                                                    kSEK

FUTURE MINIMUM PAYMENTS

    2000                                                            1,175
    2001                                                            1,204
    2002                                                            1,041
    2003                                                              797
    2004 and after                                                    603
                                                               ----------------
TOTAL                                                               4,820

Total rent expense for all leases during 1999                         776



NOTE 12 - POST BALANCE SHEET EVENT

On 17 January 2000, an extra shareholders' meeting was held to accept the resignation of the members of board of directors. At the same time, new members of board of directors of the group were appointed.

                                     * * * *